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                                                                    EXHIBIT 25-B
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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
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                                   FORM T-2

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  AN INDIVIDUAL DESIGNATED TO ACT AS TRUSTEE

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              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
              A TRUSTEE PURSUANT TO SECTION 305(b)(2)___________
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Frank Grippo                                                  ###-##-####
(Name of Trustee)                                (Social Security Number)


450 West 33rd Street
New York, New York                                                  10001
(Business Address: Street, City and State)                     (Zip Code)


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                          National Steel Corporation
              (Exact name of obligor as specified in its charter)


Delaware                                                       25-0687210
(State of other jurisdiction of                          (I.R.S. employer
incorporation or organization)                        identification No.)

4100 Edison Lakes Parkway
Mishawaka, Indiana                                             46545-3440
(Address of principal executive offices)                       (Zip Code)
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                                Debt Securities
                      (Title of the indenture securities)

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                                    GENERAL

1.   Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     No such affiliation exists. Additionally, neither the trustee nor any affiliate of the Trustee is an obligor on the indenture securities nor is any such person directly or indirectly controlling, controlled by, or under common control with such obligor.

2.   Defaults by the Obligor.

     (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

     None.

     (b) If the Trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

     None.

3.   List of Exhibits.

     List below all exhibits filed as part of this Statement of Eligibility.

     None.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, I, Frank Grippo, have signed this statement of eligibility in The City of New York and State of New York, on the 9/th/ day of August, 1999.

                           THE CHASE MANHATTAN BANK

                           BY /s/ Frank Grippo
                              -----------------------
                                Frank Grippo
                                Vice President